UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 10, 2010

Forward Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	000-6669	13-1950672
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Green Road, Suite E Pompano Beach, FL	33064
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 419-9544

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.       Changes in Registrant’s Certifying Accountant.

            On December 10, 2010, the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors informed Kaufman, Rossin & Co., P.A. (“Kaufman”), the Company’s independent registered public accounting firm for its 2010 fiscal year, that it would not be re-engaged as the Company’s independent registered public accounting firm and that its engagement would terminate effective immediately. The dismissal was approved and recommended by the Audit Committee.

            During the fiscal years ended September 30, 2010 and 2009, through the date of the filing of this Form 8-K, the Company had (i) no disagreements with Kaufman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Kaufman’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

            Kaufman’s reports on the Company’s consolidated financial statements for the fiscal years ended September 30, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            On December 15, 2010, the Company engaged J.H. Cohn LLP (“JH”) as the Company’s independent registered public accountant.  The engagement of JH was approved by the Audit Committee.

            During the years ended September 30, 2010 and 2009 and through the date of dismissal of Kaufman, the Company did not consult with JH with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

            In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided Kaufman a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (the “Commission”) and has requested that Kaufman furnish the Company with a letter addressed to the Commission stating whether or not Kaufman agrees with the above statements.    A copy of the letter from Kaufman to the Commission, dated December 15,  2010, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Kaufman, Rossin & Co., P.A. to the Commission, dated December 15, 2010.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2010	By:	/s/ Brett M. Johnson
		Name:	Brett M. Johnson
		Title:	Principal Executive Officer

EXHIBIT INDEX

16.1	Letter from Kaufman, Rossin & Co., P.A. to the Commission, dated December 15, 2010.